SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the approximate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

BRAINTECH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

______________________________________________________________

2) Aggregate number of securities to which transaction applies:

______________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________

4) Proposed maximum aggregate value of transaction:

______________________________________________________________

5) Total fee paid:

______________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

______________________________________________________________

2) Form, Schedule or Registration Statement No.:

______________________________________________________________

3) Filing Party:

Braintech, Inc._______________________________________________________

4) Date Filed:

December <>, 2003____________________________________________________

Information to Be Furnished in Proxy Statement.

Item 1. - Date Time and Place Information

The special meeting of the shareholders of Braintech, Inc. will be held at #800-885 West Georgia St., Vancouver, British Columbia, on January 7, 2004, at 10:00 a.m. local time, for the purposes of approving the amendment to our Articles of Incorporation to increase our authorized capital from 40,000,000 common shares to 200,000,000 common shares.

The record date for our special meeting is December 1, 2003. Only shareholders of record at the close of business on December 1, 2003 are entitled to notice of, and to vote at, our special meeting, and any adjournment or postponement of our special meeting. This proxy statement, accompanying Form of Proxy and Notice of Meeting are first being mailed to shareholders on or about December 24, 2003.

Item 2. - Revocability of Proxy

You may revoke your proxy at any time prior to the start of our special meeting in three ways:

1. by delivering a written notice of revocation to Mr. Owen Jones, the Chief Executive Officer of our company, at #102-930 West 1st Street, North Vancouver, British Columbia, V7P 3N4;

2. by submitting a duly executed proxy bearing a later date; or

3. by attending our special meeting and expressing the desire to vote your common shares in person (attendance at our special meeting will not in and of itself revoke a proxy).

Item 3. - Dissenters' Rights of Appraisal

Under Nevada law, shareholders of our common stock are not entitled to dissenter's rights of appraisal with respect to our proposed amendments to our Articles of Incorporation in connection with the increase in authorized capital.

Item 4. - Persons Making the Solicitation

The accompanying Form of Proxy is solicited on behalf of the board of directors of Braintech, Inc., to be used at our special meeting to be held at #800-885 West Georgia Street, Vancouver, British Columbia, on January 7, 2004, at 10:00 a.m. local time.

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Colonial Stock Transfer. of 66 Exchange Place, Salt Lake City, Utah, 84111, has agreed to assist us in the tabulation of proxies and the counting of votes at our special meeting. All of a shareholder's common shares registered in the same name will be represented by one proxy.

Item 5. - Interest of Certain Persons in Matters to Be Acted Upon

Except as disclosed elsewhere in this Proxy Statement, since January 1, 2003, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our company;

2. any proposed nominee for election as a director of our company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Voting Securities and Principal Holders Thereof". To our knowledge, no director has advised that he intends to oppose the increase in authorized capital as more particularly described herein.

Item 6. - Voting Securities and Principal Holders Thereof

Only shareholders of record as of the close of business on December 1, 2003 are entitled to notice of and to vote at our special meeting. As of December 1, 2003, there were 18,025,015 common shares in the capital of our company issued and outstanding owned by approximately 350 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on December 1, 2003 (the "Record Date") is entitled to one vote for each common share held.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Owen L.J. Jones*(2) 102-930 West 1st Street North Vancouver, BC Canada V7P 3N4	10,509,475	46.97%
Babak Habibi*(3) 102-930 West 1st Street North Vancouver, BC Canada V7P 3N4	398,001	2.18%
James L. Speros*(4) 6420 Grovesdale Drive Alexandria, Virginia USA 22310	95,000	0.52%
Edward A. White*(5) 416-5 K de K Court New Westminster, BC Canada V3M 6B6	405,001	2.21%
Lionel Dodd*(6) 3508 Mathers Avenue West Vancouver, BC Canada V7V 2K9	50,000	0.28%
Robert Gayton*(7) 5145 Ashfeild Road West Vancouver, BC Canada V7W 2X4	25,000	0.14%
All executive officers and directors as a group (6 persons) (8)	11,182,477	49.83%

* Denotes director of the Company

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of December 1, 2003 are deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2) Includes 185,500 shares issuable pursuant to stock options and 3,524,658 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days. Figures stated for Mr. Jones exclude 333,334 shares and 166,667 share purchase warrants owned by Judy Jones, of which Mr. Jones disclaims beneficial ownership.

(3) Includes 198,000 shares issuable pursuant to stock options and 66,667 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

(4) Includes 95,000 shares issuable pursuant to stock options exercisable within 60 days.

(5) Includes 205,000 shares issuable pursuant to stock options and 66,667 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

(6) Includes 50,000 shares issuable pursuant to stock options exercisable within 60 days.

(7) Includes 25,000 shares issuable pursuant to stock options exercisable within 60 days.

(8) Includes 758,500 shares issuable pursuant to stock options and 3,657,992 shares issuable pursuant to share purchase warrants, all being exercisable within 60 days.

The Company is unaware of any arrangements, the operation of which may at a subsequent date result in a change of corporate control.

Item 7. - Directors and Executive Officers

Not applicable

Item 8. - Compensation of Directors and Executive Officers

Not applicable.

Item 9. - Independent Public Accountants

Not applicable.

Item 10. - Compensation Plans

Not applicable.

Item 11. - Authorization or Issuance of Securities Otherwise than for Exchange

Not applicable.

Item 12. - Modification or Exchange of Securities

Not applicable.

Item 13. - Financial and Other Information

For more detailed information on our company, including financial statements, you may refer to our Form 10-KSB and other periodic filings made with the SEC from time to time. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling our secretary at (604) 988-6440.

Item 14. - Mergers, Consolidations, Acquisitions and Similar Matters

Not applicable.

Item 15. - Acquisition or Disposition of Property

Not applicable.

Item 16. - Restatement of Accounts

Not applicable.

Item 17. - Action with Respect to Reports

Not applicable.

Item 18. - Matters Not Required to Be Submitted

Not applicable.

Item 19. - Amendment of Charter, Bylaws or Other Documents

Our board of directors unanimously approved the increase of our authorized common shares from 40,000,000 to 200,000,000 on November 5, 2003. Our company will, if approved by the shareholders of the company, file Articles of Amendment to amend our Certificate of Incorporation increasing the authorized shares of our company.

Our board of directors approved the increase in the authorized number of common shares so that additional shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our shareholders. Potential uses of additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue additional common shares in most cases without the expense of delay of seeking shareholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our shareholders. We do not currently have any plans, proposals, agreements or understandings, written or otherwise, for any transaction that would require the issuance of additional shares of common stock. Our common shares carry no pre-emptive rights to purchase additional shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The increase in our authorized common stock will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized common stock without requiring future shareholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing shareholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the shareholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

The proposed Articles of Amendment to Articles of Incorporation, attached hereto as Appendix A, will become effective when they are filed with the Nevada Secretary of State. We anticipate that such filing will occur after the increase in authorized capital is approved by our shareholders.

Item 20. - Other Proposed Action

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

Item 21. - Voting Procedures

Common shares cannot be voted at our special meeting unless the holder of record is present in person or by proxy. A shareholder may appoint a person to represent him/her at our special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Colonial Stock Transfer, 66 Exchange Place, Salt Lake City, Utah, 84111 (facsimile (801) 355-6505). All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted as directed in the proxy, but if no direction is given and the proxy is validly executed, the proxy will be voted FOR the increase in the authorized capital of our company. If any other matters properly come before our special meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement.

A quorum of shareholders is necessary to take action at our special meeting. A majority of the outstanding shares present in person or represented by proxy as at December 1, 2003 will constitute a quorum for the transaction of business at our special meeting. However, if a quorum is not present, a majority of the shares represented at our special meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our special meeting.

Item 22. - Information Required in Investment Company Proxy Statement

Not applicable.

Item 23. - Delivery of Documents to Security Holders Sharing an Address

Only one copy of this proxy statement will be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.

Upon written or oral request, we will deliver a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered and provide instructions as to how a shareholder can notify us that they wish to receive a separate copy of our proxy statement.

Should any shareholder wish to receive a separate proxy statement or should shareholders sharing an address wish to receive a single proxy statement in the future, please contact our secretary, Edward A. White at #102-930 West 1st Street, North Vancouver, BC, V7P 3N4, telephone (604) 988-6440.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING. IF YOU PLAN TO ATTEND OUR SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COLONIAL STOCK TRANSFER) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

By Order of the Board of Directors

Edward A. White
Chief Financial Officer and Director

Dated: December ______, 2003

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
BRAINTECH, INC.

Pursuant to the provisions of NRS 78.385 and 78.390 Nevada Revised Statutes, this Nevada profit corporation adopts the following articles of amendment to its articles of incorporation:

1. The Articles have been amended as follows (provide article numbers if available):

ARTICLE IV.

The Corporation shall have the authority to issue 200,000,000 shares of common stock, $0.001 par value, all of which stock shall be of the same class common and shall have the same rights and preferences, and fully paid stock of the Corporation shall not be liable to any further call or assessment. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.

3. The vote by which the shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater portion of the voting power as may be required in the case of a vote by classes or Class, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment by ______.*

4. Signatures

__________________________________
Edward A. White, Chief Financial Officer and Director

This instrument was acknowledged before me on _____________________, 2003 by EDWARD A. WHITE, known or proved to be the person executing the above instrument.

__________________________________
Notary Public

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or Class of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or Class affected by the amendment regardless of limitations or restrictions on the voting power thereof.

BRAINTECH, INC.
#102-930 West 1st Street
North Vancouver, BC V7P 3N4

PROXY

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 7, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Owen L.J. Jones or failing him Edward A. White and either of them as Proxies, each with the power to appoint his substitute, and authorized them to represent and to vote, as designated below, all of the shares of common stock of which the undersigned is entitled to vote at the special meeting of shareholders to be held on January 7, 2004 at 10:00 a.m. (Pacific Standard Time) at 800-885 West Georgia Street, Vancouver, BC, Canada and any adjournments thereof, on the matters, set forth below:

		For	Against	Abstain
1.	To approve the amendment to the Articles of Incorporation increasing the authorized capital from 40,000,000 shares of common stock to 200,000,000 shares of common stock	[ ]	[ ]	[ ]
2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting of shareholders.

This proxy will be voted as directed or, if no direction is indicated, this proxy will be voted for every item listed above.

Dated: _____________________________, 2003.

Signature

Signature if shares held jointly

This proxy should be signed by the shareholder exactly as his/her name appears hereon, when shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please given full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date, and return proxy card promptly using the enclosed envelope.